Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
 1940 Act File No. 811-05037

Portfolio 21 Global Equity Fund
Trillium Small/Mid Cap Fund
Trillium All Cap Fund
(the “Funds”)

Supplement dated May 23, 2017 to the
Statement of Additional Information (“SAI”)
 dated October 31, 2016

Effective immediately, the following disclosure is added to page 10 of the SAI:

Real Estate Investment Trusts
The Funds may invest in shares of real estate investment trusts (“REITs”).  REITs are companies that develop, own or finance real estate.  Most REITs specialize in commercial property like apartments, offices, malls, clinics and warehouses.  Some REITs specialize in a city or region.  Some REITs finance real estate transactions by making loans or buying mortgages.
Risks Relating to REITs.  REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders.  The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.  In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Please retain this Supplement with your SAI.